Balance Sheet Components - Prepaid Expenses and Other Current Assets (Detail) - USD ($) $ in Thousands	Mar. 31, 2017	Mar. 31, 2016
Prepaid Expense And Other Assets Current [Abstract]
Research and development investment tax credits	$ 2,102	$ 1,758
Prepaid expenses	7,095	4,342
Other current assets	857	1,262
Total prepaid expenses and other current assets	$ 10,054	$ 7,362